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EXHIBIT 23.3

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-107550 of Andrew Corporation on Form S-8 of our report dated June 19, 2003, appearing in the Annual Report on Form 11-K of Allen Telecom Inc. Employee Before-Tax Savings Plan for the year ended December 31, 2002.

/s/ DELOITTE & TOUCHE LLP
Cleveland, Ohio
October 24, 2003

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INDEPENDENT AUDITORS' CONSENT